SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 9, 2007 (July 2, 2007)

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31309	15-0327010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 106, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note: This amendment No. 1 to Form 8-K is being filed solely to file the pro forma consolidated condensed balance sheet and statements of operations of Phoenix Footwear Group, Inc., reflecting the disposition of assets described in this report.

Section 2 Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 2, 2007, Phoenix Footwear sold all of the outstanding capital stock of its wholly-owned subsidiary, Royal Robbins, to Kellwood, a leading marketer of apparel and consumer soft goods headquartered in St. Louis, Missouri and, concurrently, PXG Canada sold certain assets and assigned certain obligations of PXG Canada that related solely to PXG Canada’s business devoted to the purchasing, marketing, distribution and sale of Royal Robbins branded products to Canadian Recreation.

At closing, the aggregate cash consideration of U.S. $38.0 million anticipated to be paid under the stock purchase agreement and the asset purchase agreement was reduced by $132,529, resulting from the preliminary closing date working capital being less than $6.5 million pursuant to the working capital collar formula. The final closing date working capital adjustment remains subject to post-closing review by Kellwood and Phoenix Footwear. As a result, the closing date working capital adjustment may be further adjusted up or down. The purchase price was determined through arms-length negotiations between the parties. In addition to the aggregate cash consideration, Canadian Recreation assumed certain accounts payable owed by PXG Canada to Phoenix Footwear in an amount not to exceed $750,000. The accounts payable required to be paid by Canadian Recreation within 45 days of the closing was zero.

The Registrant hereby amends its Report on Form 8-K, filed with the Securities and Exchange Commission on July 9, 2007 to update its report of this transaction and file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The Pro Forma Financial Information with respect to the transaction described under Item 2.01 is filed herewith as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2007 and fiscal year ended December 30, 2006

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2007 and fiscal year ended December 30, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: September 17, 2007	By:	/s/ Kenneth E. Wolf
	Name:	Kenneth E. Wolf
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2007 and fiscal year ended December 30, 2006

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2007 and fiscal year ended December 30, 2006

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